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                                                                    Exhibit 10.3

              SECOND AMENDED AND RESTATED MASTER BUSINESS LOAN NOTE


Due: May 31, 2003                                                   $25,200,000
No._________________                                          Date: May 29, 1998


Promise to Pay: On or before May 31, 2003 (or such later date as may be provided in the Loan Agreement (defined below)), for value received, the undersigned, Rocky Shoes & Boots, Inc., an Ohio corporation, Five Star Enterprises Ltd., a Cayman Islands corporation , and Lifestyle Footwear, Inc., a Delaware corporation (collectively referred to as the "Borrower"), promise to pay, jointly and severally, to Bank One, NA (formerly known as Bank One, Columbus,
NA), a national banking association (the "Bank"), or order, at the office of the Agent (defined below) located at 100 East Broad Street, Columbus, Ohio 43271-0170, or at such other address as the Agent may give notice of to the Borrower, the sum of $25,200,000 or such lesser sum as is indicated on the Bank's records, plus interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rate(s) of interest determined in accordance with Loan Agreement referred to herein,

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

Interest will be computed on the unpaid principal balance from the date of each borrowing until paid.

Such principal and interest shall be due and payable on the dates set forth in the Loan Agreement.

The Borrower may only prepay this Note in accordance with the terms of the Loan Agreement.

The Bank shall have the right to assess a late payment processing fee in the amount of the greater of $50.00 or 5% of the scheduled payment in the event of a default in payment that remains uncured for a period of five (5) days.

Master Note: The Bank has authorized a committed credit facility to the Borrower in a principal amount not to exceed the face amount of this Note. The credit facility is in the form of loans made from time to time by the Bank to the Borrower. This Note evidences the Borrower's obligation to repay those loans. The aggregate principal amount of debt evidenced by this Note shall be the amount reflected from time to time in the records of the Bank, but shall not exceed the face amount of this Note. This Note amends and restates in its entirety the Amended and Restated Master Business Loan Note, dated April 18, 1997, in the original principal amount of $25,200,000 executed by the Borrower and payable to the order of the Bank, which in turn had amended and restated in its entirety the Master Business Loan Note, dated January 28, 1997, in the original principal amount of $21,000,000, executed by the Borrower and payable to the order


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of the Bank, and is the "Bank One Note" identified in the Loan Agreement. This
Note evidences the continuing indebtedness under the Loan Agreement and such Bank One Note and is not to be construed as a satisfaction or refinancing of such indebtedness.

Credit Agreement: This Note evidences a certain debt under the terms of a Revolving Credit Loan Agreement between the Bank, the Borrower, The Huntington National Bank and Bank One, NA (formerly known as Bank One, Columbus, NA), as Agent (the "Agent"), dated as of January 28, 1997, as amended by a (i) Term Loan Agreement and First Amendment to Revolving Credit Loan Agreement, dated as of April 18, 1997, and (ii) Second Amendment to Revolving Credit Loan Agreement, dated as of May 29, 1998 (such agreement, as so amended and as the same may be further amended, modified, supplemented, restated or replaced from time to time, the "Loan Agreement"). Reference is made to the Loan Agreement for additional provisions relating to the debt evidenced by this Note.

Security: To secure the payment of this Note and other present and future liabilities of the Borrower to the Bank, the Borrower has pledged and granted to the Agent, for the ratable benefit of the Bank and The Huntington National Bank, among other things, a continuing security interest in certain assets of the Borrower pursuant to a Continuing Security Agreement dated as of January 28, 1997, as the same may be amended, modified, supplemented, restated or replaced from time to time. The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this Note in whole or partial payment of this Note or other present or future liabilities, without any requirement for mutual maturity.

Related Documents: The terms of any other documents executed as part of the loan evidenced by this Note are incorporated herein by reference.

Representations by Borrower: Each Borrower represents that it is a corporation duly organized and existing under the laws of its jurisdiction of formation, and that the execution and delivery of this Note and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its directors and do not contravene the terms of its articles (certificate) of incorporation and code of regulations (by-laws). Each Borrower represents that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, do not require the consent or approval of any governmental authority or any third party, and that this Note is a valid and binding agreement, enforceable according to its terms, except as enforcement of such terms may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting creditors' rights generally, provided, however, that each Borrower represents and warrants that no such limitations currently exist as of the date of this Note, or (ii) equitable principles which may limit the availability of the remedy of specific performance or other equitable remedies. Each Borrower also represents that this Note evidences a business loan exempt from the Federal Truth In Lending Act (15 USC Section 1601, et seq.), and the Board of Governors of the Federal Reserve System's Regulation Z (12 CFR Section 226, et seq.).




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                         Additional Terms and Conditions

Events of Default: If any of the following events (each an "Event of Default") occurs:

         1. Any Borrower fails to pay when due any amount payable under this Note, and such failure continues for more than five (5) days after such payment became due,

         2. Any Borrower (a) fails to observe or perform any other term of this Note, and such failure to observe or perform continues for more than fifteen
(15) days after such failure shall first become known to any officer of any Borrower, provided, however, that such fifteen (15) day cure period shall not apply to (i) any such failure which in the Bank's good faith opinion is incapable of cure; and (ii) any such failure which has previously occurred; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Agent or the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Agent or the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this Note) such that the creditor declares the debt due before its maturity;

         3. Any other default occurs under the terms of any loan agreement, mortgage, security agreement, or any other document, including the Loan Agreement, executed as part of the loan evidenced by this Note or any other obligation or indebtedness of any Borrower owed to the Bank at any time, and such default continues for more than fifteen (15) days after such default shall first become known to any officer of any Borrower, provided, however that such fifteen (15) day cure period shall not apply to (a) any default which in the Bank's good faith opinion is incapable of cure; (b) any default which has previously occurred; (c) any failure to maintain and keep in effect any insurance required under the Loan Agreement; or (d) any failure to provide to the Bank the financial statements, documents and information required to be provided pursuant to Sections 7.1 (a), (b), and (c) of the Loan Agreement;

         4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974, as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of any Borrower or any affiliate of any Borrower, or the occurrence of an "ERISA Event" (as defined in the Loan Agreement) which shall not have been cured within thirty (30) days after any officer of any Borrower has knowledge thereof;

         5. Any Borrower becomes insolvent or unable to pay its debts as they become due;

         6. Any Borrower (a) makes an assignment for the benefit of creditors;
(b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences or consents to any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;

         7. A custodian, receiver or trustee is appointed for any Borrower or for a substantial part of its assets without its consent and is not removed within sixty (60) days after such appointment;


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         8.  Proceedings are commenced against any Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement,

         9. Any judgment is entered against any Borrower, or any attachment, levy or garnishment is issued against any property of any Borrower, in excess of $250,000.00, and which judgment, attachment, levy or garnishment has not been discharged or stayed within thirty (30) days after issuance, or for such longer period as the Bank may agree to in writing;

         10. Any Borrower, without the Bank's written consent, (a) is dissolved,
(b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing;

         11. There is a substantial change (other than with respect to changes in the normal course of any Borrower's business, such as seasonal fluctuations) in the existing or prospective financial condition of any Borrower which the Bank in good faith determines to be materially adverse; or

         12. The Bank in good faith deems itself insecure:

then this Note shall become due immediately, without notice, at the Bank's option.

Remedies: If this Note is not paid at maturity, whether by demand, acceleration or otherwise, the Agent and the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Agent or the Bank sends the notice to the Borrower at least seven (7) days prior to the date of public or private sale, disposition or other event giving rise to the required notice. Upon default, the Agent and the Bank are authorized to cause all or any part of any collateral securing this Note to be transferred to or registered in its (their) name(s) or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any collateral securing this Note. The Borrower is liable to the Agent and the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any reasonable costs or expenses incurred by the Agent and the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

Waiver: Each endorser and any other party liable on this Note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the collateral securing this Note, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver, No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy.


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No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

Miscellaneous: Each Borrower shall be jointly and severally liable under this Note. This Note shall be binding on each Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this Note. This Note is delivered in the State of Ohio and governed by Ohio law. Section headings are for convenience of reference only and shall not affect the interpretation of this Note. This Note and all related loan documents embody the entire agreement between the Borrower and the Bank regarding the terms of the loan evidenced by this Note, and supersede all oral statements and prior writings relating to that loan.

WAIVER OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE BANKS OR THE AGENT'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NO BORROWER NOR THE BANK AND THE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH, A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE AGENT OR THE BANK EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

Each Borrower irrevocably authorizes any attorney-at-law, including any attorney-at-law employed or retained by the Bank or the Agent, to appear for the Borrower in any court of record in Franklin County, Ohio (which the Borrower acknowledges to be the place where this Note was made) or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. Each Borrower consents to the jurisdiction and venue of that court. Each Borrower waives any conflict of interest that any attorney-at-law employed or retained by the Bank or the Agent may have in confessing judgment under this Note and consents to payment of a legal fee to any attorney-at-law confessing judgment under the Note. After judgment is entered against one or more of the Borrowers, the power conferred may be exercised as to one or more of the other Borrowers.



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The undersigned have executed this Note in Columbus, Ohio, as of the date and year first above written.

                                           Rocky Shoes & Boots, Inc.,
                                           an Ohio corporation



                                           By:  /s/ DAVID FRAEDRICH
                                              --------------------------

                                           Title:  Exec. V.P.
                                                 -----------------------



WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Five Star Enterprises Ltd.,                Lifestyle Footwear, Inc.,
a Cayman Islands corporation               a Delaware corporation




By:  /s/ DAVID FRAEDRICH                   By:   /s/ DAVID FRAEDRICH
   -------------------------                  --------------------------

Title:  Exec. V.P.                         Title:   Exec. V.P.
      ----------------------                     -----------------------